UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2017 to September 30, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
September 30, 2017
Voya Government Money Market Fund
Classes A, C, I, L, O, and W
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.
Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will achieve its investment objective. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

President’s Letter

Playing the Long Game
Dear Shareholder,
As we near the end of 2017, we believe that all signs point to a healthy global economy. Growth is marching forward — not only in the U.S. but around the world. In the October issue of World Economic Outlook, the International Monetary Fund increased its 2018 gross domestic product forecasts across all developed and most emerging markets. Uncertainties linger, however; the inflation outlook across advanced economies has softened and global wage growth seems likely to remain weak.
Nonetheless, financial markets have demonstrated astounding resilience in 2017. In the face of North Korean missiles flying over Japan, extreme partisan politics and a U.S.Federal Reserve Board seemingly determined to raise interest rates with or without evidence of inflation, global markets have shrugged it all off to reach new highs.
Markets are going up yet many investors are bailing out, which is both understandable and puzzling at the same time. It’s understandable that investors who were burned by the bear market a decade ago fear it could happen again. It’s puzzling because most investors focus on market momentum, so you’d expect them to want to participate in a rising market.
There is an economic theory which argues that bull markets sow the seeds of their own demise. As gains pile up, investors become emboldened to take on greater risks, leading to asset bubbles; eventually these risks become unsustainable and markets fall back to earth, starting the cycle over. Therefore, one school of thought suggests that investors who hesitate to embrace a bull market help to keep it rising.
What does this mean for your investment goals? Regardless of where markets currently are in their cycles, we believe investors are best served by avoiding the temptation to time entry or exit points. We think the way to make the most of opportunities that present themselves is to engage in broad global diversification across continents, stocks and bonds. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.
We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 18, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended September 30, 2017

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were already up more than 5% in 2017. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end the first half of the fiscal year up 6.72%, to record levels. (The Index returned 9.06% for the six-month period ended September 30, 2017, measured in U.S. dollars.)
Markets had been thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act (“ACA”).
The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14 and projected three more similar raises in 2017.
The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundits’ lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.
Yet expectations for this agenda to drive the reflation trade faded in 2017. Item 1 would be to repeal and replace the ACA. A version of the bill narrowly passed the House on May 4, but the Senate’s increasingly desperate attempts to pass any version foundered early on July 28. Complex and contentious issues were involved, as they would be with policies on tax reform, deregulation and infrastructure spending.
However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of improving global growth and corporate earnings, albeit fitful and patchy, that was credited with keeping equity markets firm.
In the euro zone, unemployment edged down to 9.1%, still high but the lowest in eight years. Gross domestic product (“GDP”) grew 2.3% year-over-year in the second quarter of 2017, slightly higher than the U.S. The European Central Bank started to hint that monetary tightening was on the horizon and the region’s Economic Sentiment Indicator ended the period at the highest in a decade.
China had stabilized after causing grave concern in 2016, amid declining growth, policy missteps and ballooning debt. While excessive debt remained a problem, GDP growth in the first and second quarters of 2017 was a healthy 6.9% year-over-year.
Even Japan contributed some good news with GDP growth in the second quarter reported at 2.5% annualized.
In the U.S., the labor market continued to tighten. The September employment report showed the unemployment rate at 4.4%, near the lowest since 2001. Corporate earnings were improving (see below). After a slow first quarter, second quarter GDP growth was reported at 3.1% annualized.
The FOMC added a further 25bp (0.25%) in March and again in June to the federal funds rate. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Perhaps the FOMC was done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. On September 26 FOMC Chair Yellen earmarked 2017’s third rate increase for December and the next day the outline of a long-awaited tax reform program was finally announced: short on details but containing a number of distinctly pro-growth proposals. September ended with some commentators even wondering whether the reflation trade was back after all.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 2.31% in the half-year. The Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 4.56%, as the yield curve flattened. But indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S.Corporate Investment Grade Bond sub-index climbed 3.91%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 4.19%.
U.S. equities, represented by the S&P 500® Index including dividends, climbed 7.71% during the half-year to a record close. The earnings per share of its constituent companies grew 13% year-over-year in the first quarter of 2017, and 10% in the second. The technology sector was the leader, up 13.14%. Telecommunications was the weakest sector, slipping 0.75%.
In currencies, the dollar fell 9.81% against the euro, 6.30% against the pound. While the U.S. was far ahead of those regions in terms of monetary tightening, the beginning of the period was near the peak of the euphoria surrounding the reflation trade that had driven the dollar higher. The dollar rose 1.00% against the yen, moving within a narrow trading range.
In international markets, the MSCI Japan® Index surged 10.49% over the half-year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 6.33%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But the MSCI UK® Index added just 2.64%. More than 2% was lost in June, after an election called to give the ruling party a dominant majority and facilitate Brexit negotiations resulted in a hung parliament.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Government Money Market Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2017 (as a percentage of net assets)

U.S. Government Agency Debt	26.2%
U.S. Treasury Repurchase Agreement	9.4%
Investment Companies	8.9%
U.S. Treasury Debt	7.8%
Assets in Excess of Other Liabilities	47.7%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.
Portfolio Specifics: The U.S. labor market continued its gradual tightening during the semi-annual period ending September 30, 2017, with unemployment dropping from 4.5% in March to 4.2% in September. Wage pressures and wage inflation have not materialized despite the tight labor market. U.S. economic growth continues to improve slowly and overall global growth has improved as expected. U.S. inflation remains below the Federal Open Market Committee’s (“FOMC”) target of 2% as measured by Core CPI data and is not expected, in our view, to reach the target level in the near-term.
The FOMC has looked through the inflation data calling it transitory and the FOMC does expect it to reach the target level in the longer-term. This has kept the FOMC on a path of gradually raising short-term interest rates. The FOMC did raise short-term interest rates .25% at its June meeting. Short-term government money market rates increased during the period in line with the FOMC rate increase. The FOMC did not increase rates at its September meeting but did announce that they will start very gradually reducing the Federal Reserve balance sheet in October as planned. The FOMC is still projecting another rate increase in 2017 and an additional three increases in 2018 and longer term expects the Fed Funds target rate to increase to 2.75% from the current range of 1.00% to 1.25%.
Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Fund during the period. Maximizing the yield and the total return of the Fund remained a secondary objective in light of the current market conditions and risks and the low absolute level of rates. The rate increase in March along with the June increase has allowed market yields to rise to levels that allowed the Fund to eliminate the fee waivers and earn a positive net yield.
The Fund maintained a shorter than normal weighted average maturity (“WAM”) during the second quarter expecting the FOMC to continue to increase rates in the near-term and longer term. The June rate increase was not fully being priced into the market expectations until just prior to the meeting which limited the ability to pick up additional yield from extending maturities. The Fund did extend the WAM early in the third quarter as the market rates did reflect the potential for the FOMC to increase rates as early as September. We again shorten the WAM in August and September as the outlook for additional rate increases got pushed back due to weaker economic data and misses on U.S. inflation in particular. The Fund continues to maintain an exposure to floating rate money market securities with the expectation of higher rates longer-term as well as the modest pickup in yield over shorter-term fixed rate securities.
Current Strategy & Outlook: Looking ahead, we believe the U.S. economy has enough momentum to continue expanding, albeit at a relatively modest pace. In our view, there are no current significant drivers to propel the economy meaningfully higher in the near term but could accelerate due to policy changes under the Trump administration. It is our expectation that inflation will remain below the FOMC 2% target in the near-term as headwinds continue to limit moves higher. We expect the FOMC to maintain its slow approach in terms of raising interest rates further and that they will not be able to achieve rate increases that match their 2018 and longer-term projections unless inflation and economic growth accelerate from their current pace.
In terms of the Fund, we plan on maintaining ample daily and weekly liquidity, while looking for opportunities to extend our weighted average maturity if or when the market starts to price in higher yields in anticipation of FOMC rate increases. We will otherwise maintain the shorter WAM, an exposure to floating rate securities and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.
Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 to September 30, 2017. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2017*	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2017*
Class A	$1,000.00	$1,001.30	0.72%	$3.61	$1,000.00	$1,021.46	0.72%	$3.65
Class C(1)	1,000.00	1,000.10	0.97	4.86	1,000.00	1,020.21	0.97	2.32
Class I	1,000.00	1,001.30	0.72	3.61	1,000.00	1,021.46	0.72	3.65
Class L	1,000.00	1,001.30	0.72	3.61	1,000.00	1,021.46	0.72	3.65
Class O	1,000.00	1,001.30	0.72	3.61	1,000.00	1,021.46	0.72	3.65
Class W	1,000.00	1,001.30	0.72	3.61	1,000.00	1,021.46	0.72	3.65

*
Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)
The annualized expense ratio for Class C reflects a waiver of 0.75% of distribution and shareholder servicing fees in order to maintain a net yield of not less than zero (Note 4).

statement of assets and liabilities as of September 30, 2017 (Unaudited)

ASSETS:
Short-term investments at amortized cost	$96,737,156
Cash	11,312
Receivables:
Investment securities sold	87,575,082
Fund shares sold	2,212,724
Dividends	829
Interest	36,268
Prepaid expenses	46,693
Receivable due from manager	3,115
Other assets	25,292
Total assets	186,648,471
LIABILITIES:
Income distribution payable	2,540
Payable for fund shares redeemed	1,567,432
Payable for investment management fees	76,756
Payable for distribution and shareholder service fees	3,959
Payable for directors fees	3,531
Payable to directors under the deferred compensation plan (Note 5)	25,292
Other accrued expenses and liabilities	120,089
Total liabilities	1,799,599
NET ASSETS	$184,848,872
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$184,877,885
Distributions in excess of net investment income or accumulated net investment loss	(35,150)
Accumulated net realized gain	6,137
NET ASSETS	$184,848,872

See Accompanying Notes to Financial Statements

statement of assets and liabilities as of September 30, 2017 (Unaudited) (continued)

Class A
Net assets	$133,419,463
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	133,415,282
Net asset value and redemption price per share†	$1.00
Class C
Net assets	$2,908,784
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	2,908,694
Net asset value and redemption price per share†	$1.00
Class I
Net assets	$39,821,834
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	39,820,555
Net asset value and redemption price per share	$1.00
Class L
Net assets	$1,273,419
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	1,273,380
Net asset value and redemption price per share	$1.00
Class O
Net assets	$7,286,598
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	7,286,374
Net asset value and redemption price per share	$1.00
Class W
Net assets	$138,774
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	138,770
Net asset value and redemption price per share	$1.00

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS six months ended September 30, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends	$3,875
Interest	955,554
Total investment income	959,429
EXPENSES:
Investment management fees	495,676
Distribution and shareholder service fees:
Class B(1)	62
Class C	13,776
Class O	8,664
Transfer agent fees:
Class A	91,265
Class B(1)	8
Class C	1,707
Class I	24,726
Class L	851
Class O	4,296
Class W	67
Shareholder reporting expense	12,957
Registration fees	46,752
Professional fees	21,964
Custody and accounting expense	19,708
Directors fees	4,262
Miscellaneous expense	9,705
Interest expense	260
Total expenses	756,706
Waived and reimbursed fees	(38,955)
Net expenses	717,751
Net investment income	241,678
REALIZED GAIN:
Net realized gain	17,766
Increase in net assets resulting from operations	$259,444

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended September 30, 2017	Year Ended March 31, 2017
FROM OPERATIONS:
Net investment income	$241,678	$4,817
Net realized gain	17,766	116,382
Increase in net assets resulting from operations	259,444	121,199
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(183,159)	(2,939)
Class I	(49,076)	(798)
Class L	(1,662)	(29)
Class O	(8,543)	(139)
Class W	(147)	(2)
Net realized gains:
Class A	(8,297)	(143,117)
Class B(1)	(1)	(116)
Class C	(184)	(2,491)
Class I	(2,445)	(34,401)
Class L	(83)	(1,298)
Class O	(423)	(6,180)
Class W	(9)	(28)
Total distributions	(254,029)	(191,538)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	487,064,669	728,766,582
Reinvestment of distributions	242,790	183,871
	487,307,459	728,950,453
Cost of shares redeemed	(491,556,075)	(743,575,487)
Net decrease in net assets resulting from capital share transactions	(4,248,616)	(14,625,034)
Net decrease in net assets	(4,243,201)	(14,695,373)
NET ASSETS:
Beginning of year or period	189,092,073	203,787,446
End of year or period	$184,848,872	$189,092,073
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$(35,150)	$(34,241)

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
09-30-17	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.13	0.74	0.72	0.72	0.25	133,419	—
03-31-17	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(4)	0.46	0.00*	138,169	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(5)	0.28	0.00*	144,081	—
03-31-15	1.00	(0.00)*	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(6)	0.19	(0.00)*	174,152	—
03-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(7)	0.20	0.00*	149,106	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(8)	0.35	0.00	164,203	—
Class C
09-30-17	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	1.74	0.97(9)	0.97	(0.00)*	2,909	—
03-31-17	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.08	1.74	0.46(4)	0.46	(0.00)*	2,410	—
03-31-16	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	1.71	0.28(5)	0.28	(0.00)*	3,681	—
03-31-15	1.00	0.00*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	1.68	0.19(6)	0.19	0.00*	2,526	—
03-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	1.67	0.20(7)	0.20	(0.00)*	2,907	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	1.64	0.35(8)	0.35	0.00	2,105	—
Class I
09-30-17	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.13	0.74	0.72	0.72	0.25	39,822	—
03-31-17	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(4)	0.46	0.00*	39,955	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(5)	0.28	(0.00)*	46,198	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(6)	0.19	(0.00)*	59,514	—
03-31-14	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(7)	0.20	0.00	67,367	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(8)	0.35	0.00	81,466	—
Class L
09-30-17	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.13	0.74	0.72	0.72	0.24	1,273	—
03-31-17	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(4)	0.46	0.00*	1,440	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(5)	0.28	(0.00)*	1,902	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(6)	0.19	(0.00)*	2,464	—
03-31-14	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(7)	0.20	(0.00)*	3,346	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(8)	0.35	0.00	4,399	—
Class O
09-30-17	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.13	0.99	0.72	0.72	0.25	7,287	—
03-31-17	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.99	0.46(4)	0.46	0.00*	6,938	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.96	0.28(5)	0.28	(0.00)*	7,546	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.93	0.19(6)	0.19	(0.00)*	8,302	—
03-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.92	0.20(7)	0.20	0.00	9,330	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.89	0.35(8)	0.35	0.00	10,679	—
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class W
09-30-17	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.13	0.74	0.72	0.72	0.27	139	—
03-31-17	1.00	(0.00)*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(4)	0.46	(0.00)*	99	—
03-31-16	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(5)	0.28	0.00	27	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(6)	0.19	(0.00)*	40	—
03-31-14	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(7)	0.20	0.00	78	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(8)	0.35	0.00	99	—

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Expense ratios reflect waivers of 0.26%, 1.26%, 0.26%, 0.26%, 0.51% and 0.26% of management fees, distribution and shareholder servicing fees for Classes A, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(5)
Expense ratios reflect waivers of 0.41%, 1.41%, 0.41%, 0.41%, 0.66% and 0.41% of management fees, distribution and shareholder servicing fees for Classes A, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(6)
Expense ratios reflect waivers of 0.49%, 1.49%, 0.49%, 0.49%, 0.74% and 0.49% of management fees, distribution and shareholder servicing fees for Classes A, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(7)
Expense ratios reflect waivers of 0.47%, 1.47%, 0.47%, 0.47%, 0.72% and 0.47% of management fees, distribution and shareholder servicing fees for Classes A, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(8)
Expense ratios reflect waivers of 0.29%, 1.29%, 0.29%, 0.29%, 0.54% and 0.29% of management fees, distribution and shareholder servicing fees for Classes A, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(9)
Expense ratios reflect a waiver of 0.75% of distribution and shareholder servicing fees for Class C in order to maintain a net yield of not less than zero.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”), as an open-end management investment company. There are six separate active series which comprise the Company. This report is for Voya Government Money Market Fund (“Government Money Market” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class L, Class O and Class W. At the close of business on May 2, 2017 (the “Conversion Date”), all outstanding Class B shares of the Fund were converted to Class A shares of the Fund, which was prior to the date the Class B shares would have normally converted to Class A shares. Shareholders benefit from the earlier Conversion Date because the 12b-1 fees for Class A shares are lower than the 12b-1 fees for Class B shares. Class B shares are not available for purchase. No contingent deferred sales charges (“CDSCs”) were payable in connection with this early conversion. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class L shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Fund’s Board of Directors (“Board”) has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unobservable inputs, including the sub-adviser’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the period ended September 30, 2017, there have been no significant changes to the fair valuation methodologies.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

create one single net payment due to or from the Fund. Please refer to the table following the Portfolio of Investments for open repurchase agreements subject to the MRA on a net basis at September 30, 2017.
G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.500% on first $500 million, 0.450% on next $500 million, 0.440% on next $1 billion, 0.430% on next $1 billion and 0.400% in excess of  $3 billion. The Investment Adviser is contractually obligated to waive 0.02% of the management fee. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 4 — DISTRIBUTION AND SERVICE FEES
Class C shares of the Fund have a distribution and shareholder services plan and Class O shares of the Fund have a shareholder services plan (the “Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class C shares and 0.25% for Class O shares of the value of average daily net assets of the respective class for expenses incurred in the distribution and/or shareholder servicing of the Fund’s shares. Pursuant to the Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund. This waiver is not eligible for recoupment. For the period ended September 30, 2017, the Distributor waived $8,664 of such fees. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser and the Distributor have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

maintaining a net yield of not less than zero. There is no guarantee the Fund will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser within three years subject to certain restrictions. Distribution and shareholder services fees waived are not subject to recoupment. For the period ended September 30, 2017, the Investment Adviser and Distributor waived $0 of management fees and $10,408 of class specific distribution and shareholder servicing fees (in addition to the Class O waiver described above) to maintain a net yield of not less than zero. The class specific waiver was comprised of the following amounts per class:
	Distribution Fee	Shareholder Servicing Fee
Class C	$9,660	$748
Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.
As of September 30, 2017, amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
September 30,			Total
2018	2019	2020
$1,154,838	$715,505	$196,449	$2,066,792
The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended September 30, 2017, the Distributor retained the following amounts in sales charges:
Class C
Contingent Deferred Sales Charges:	$65
NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At September 30, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	19.54%
Voya Investments Distributor, LLC	15.20
Voya Retirement Insurance and Annuity Company	29.59
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company
(including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 6 — LINE OF CREDIT
Effective May 19, 2017, the line of credit agreement was renewed and the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended September 30, 2017 the Fund utilized the line of credit as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
3	$1,463,333	2.16%

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 7 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	$	($)
Class A
9/30/2017	480,722,833	187,692	(485,732,582)	69,069	(4,752,988)	480,722,834	187,692	(485,732,582)	69,069	(4,752,987)
3/31/2017	720,886,866	143,660	(726,891,820)	—	(5,861,294)	720,886,866	143,660	(726,891,820)	—	(5,861,294)
Class B(1)
9/30/2017	—	1	(12,776)	(69,068)	(81,843)	—	1	(12,776)	(69,069)	(81,844)
3/31/2017	5,431	81	(276,022)	—	(270,510)	5,431	81	(276,022)	—	(270,510)
Class C
9/30/2017	2,177,395	181	(1,678,957)	—	498,619	2,177,395	181	(1,678,957)	—	498,619
3/31/2017	2,114,462	2,418	(3,387,028)	—	(1,270,148)	2,114,462	2,418	(3,387,028)	—	(1,270,148)
Class I
9/30/2017	2,827,831	51,410	(3,013,715)	—	(134,474)	2,827,831	51,410	(3,013,715)	—	(134,474)
3/31/2017	4,062,705	35,148	(10,326,006)	—	(6,228,153)	4,062,705	35,148	(10,326,006)	—	(6,228,153)
Class L
9/30/2017	—	1,731	(168,563)	—	(166,832)	—	1,732	(168,563)	—	(166,831)
3/31/2017	—	1,325	(462,004)	—	(460,679)	—	1,325	(462,004)	—	(460,679)
Class O
9/30/2017	1,101,679	1,638	(754,525)	—	348,792	1,101,680	1,638	(754,525)	—	348,793
3/31/2017	1,390,261	1,209	(1,997,496)	—	(606,026)	1,390,261	1,209	(1,997,496)	—	(606,026)
Class W
9/30/2017	234,929	136	(194,957)	—	40,108	234,929	136	(194,957)	—	40,108
3/31/2017	306,857	30	(235,111)	—	71,776	306,857	30	(235,111)	—	71,776

(1)
Class B converted to Class A on May 2, 2017.

NOTE 8 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Six Months Ended September 30, 2017	Year Ended March 31, 2017
Ordinary Income	Ordinary Income	Long-term Capital Gains
$254,029	$191,377	$161
The tax-basis components of distributable earnings as of March 31, 2017 were:
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)
$813	$(187)
At March 31, 2017, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of September 30, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 9 — SUBSEQUENT EVENTS
Subsequent to September 30, 2017, the Fund paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Class A	NII	$0.0003	November 1, 2017	Daily
Class C	NII	$—	November 1, 2017	Daily
Class I	NII	$0.0003	November 1, 2017	Daily
Class L	NII	$0.0003	November 1, 2017	Daily
Class O	NII	$0.0003	November 1, 2017	Daily
Class W	NII	$0.0003	November 1, 2017	Daily
All Classes	STCG	$0.0001	November 1, 2017	October 30, 2017

NII − Net investment income
STCG − Short-term capital gain
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of September 30, 2017 (Unaudited)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 26.2%
500,000	Fannie Mae Discount Notes, 1.030%, 11/08/17	$499,465	0.3
250,000	Federal Farm Credit Banks, 0.480%, (USBMMY3M + 0.230%), 10/17/17	249,993	0.1
1,250,000	Federal Farm Credit Banks, 0.490%, (US0001M + (0.030)%), 10/25/17	1,250,000	0.7
1,400,000	Federal Farm Credit Banks, 0.680%, (US0001M + 0.035%), 12/08/17	1,400,259	0.8
2,000,000	Federal Farm Credit Banks, 1.030%, (USBMMY3M + 0.250%), 02/20/18	2,000,861	1.1
150,000	Federal Farm Credit Banks, 1.140%, (US0001M + 0.010%), 10/13/17	150,008	0.1
1,860,000	Federal Farm Credit Banks, 1.240%, (US0001M + 0.030%), 03/22/18	1,861,559	1.0
500,000	Federal Farm Credit Banks, 1.280%, 04/13/18	499,076	0.3
600,000	Federal Farm Credit Banks, 1.280%, (US0001M + 0.050%), 02/02/18	600,391	0.3
500,000	Federal Farm Credit Banks, 1.280%, (US0003M + (0.035)%), 09/04/18	500,657	0.3
1,000,000	Federal Farm Credit Banks, 1.290%, (US0001M + 0.055%), 06/08/18	1,001,317	0.5
205,000	Federal Farm Credit Banks, 1.330%, (US0001M + 0.090%), 05/25/18	205,324	0.1
200,000	Federal Farm Credit Discount Notes, 1.190%, 01/18/18	199,298	0.1
180,000	Federal Farm Credit Discount Notes, 1.260%, 04/10/18	178,825	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
1,000,000	Federal Home Loan Bank Discount Notes, 1.020%, 10/10/17	$999,750	0.5
1,900,000	Federal Home Loan Bank Discount Notes, 1.020%, 10/11/17	1,899,472	1.0
748,000	Federal Home Loan Bank Discount Notes, 1.020%, 10/04/17	747,938	0.4
2,200,000	Federal Home Loan Bank Discount Notes, 1.020%, 10/06/17	2,199,694	1.2
2,000,000	Federal Home Loan Bank Discount Notes, 1.030%, 10/25/17	1,998,655	1.1
900,000	Federal Home Loan Bank Discount Notes, 1.040%, 10/18/17	899,566	0.5
1,000,000	Federal Home Loan Bank Discount Notes, 1.040%, 11/01/17	999,126	0.5
650,000	Federal Home Loan Bank Discount Notes, 1.050%, 10/23/17	649,593	0.3
1,000,000	Federal Home Loan Bank Discount Notes, 1.050%, 11/03/17	999,056	0.5
600,000	Federal Home Loan Banks, 0.800%, (US0003M + (0.100)%), 11/15/17	600,151	0.3
200,000	Federal Home Loan Banks, 0.880%, (US0001M + (0.170)%), 02/01/18	199,972	0.1
100,000	Federal Home Loan Banks, 0.930%, (US0001M + (0.160)%), 02/08/18	99,988	0.1
595,000	Federal Home Loan Banks, 1.070%, 10/05/17	594,978	0.3
100,000	Federal Home Loan Banks, 1.130%, (US0001M + 0.075%), 11/02/17	100,020	0.1
200,000	Federal Home Loan Banks, 1.160%, (US0001M + 0.075%), 12/07/17	200,077	0.1

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
200,000	Federal Home Loan Banks, 1.220%, (US0003M + 0.000%), 03/08/18	$200,172	0.1
150,000	Federal Home Loan Banks, 1.260%, (US0001M + 0.035%), 02/28/18	150,102	0.1
150,000	Federal Home Loan Banks, 1.270%, (US0003M + (0.030)%), 01/04/18	150,073	0.1
900,000	Federal Home Loan Mortgage Corp., 0.890%, 11/24/17	900,009	0.5
325,000	Federal Home Loan Mortgage Corp., 0.920%, (US0001M + 0.040%), 11/13/17	325,079	0.2
250,000	Federal Home Loan Mortgage Corp., 0.980%, 11/28/17	250,007	0.1
1,000,000	Federal Home Loan Mortgage Corp., 0.980%, 12/28/17	999,806	0.5
2,000,000	Federal Home Loan Mortgage Corp., 1.040%, 02/26/18	2,000,034	1.1
250,000	Federal Home Loan Mortgage Corp., 1.040%, (US0001M + (0.165)%), 05/18/18	250,000	0.1
9,750,000	Federal Home Loan Mortgage Corp., 1.070%, (US0001M + (0.170)%), 06/14/18	9,750,000	5.3
100,000	Federal Home Loan Mortgage Corp., 1.300%, 05/25/18	99,840	0.1
1,540,000	Federal National Mortgage Association, 0.640%, (US0001M + 0.010%), 10/05/17	1,540,010	0.8
1,072,000	Federal National Mortgage Association, 0.980%, 12/27/17	1,071,729	0.6
1,000,000	Federal National Mortgage Association, 1.020%, 01/30/18	1,000,000	0.5
680,000	Federal National Mortgage Association, 1.150%, 12/20/17	679,597	0.4
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
545,000	Federal National Mortgage Association, 1.230%, (US0003M + (0.050)%), 03/21/18	$545,598	0.3
3,000,000	Freddie Mac Discount Notes, 1.010%, 10/26/17	2,997,795	1.6
1,800,000	Freddie Mac Discount Notes, 1.030%, 10/11/17	1,799,504	1.0
	Total U.S. Government Agency Debt (Cost $48,494,424)	48,494,424	26.2
U.S. TREASURY DEBT: 7.8%
11,250,000	United States Treasury Bill, 1.070%, 12/28/17	11,218,772	6.1
3,250,000	United States Treasury Bill, 1.190%, 03/22/18	3,231,960	1.7
	Total U.S. Treasury Debt (Cost $14,450,732)	14,450,732	7.8
U.S. TREASURY REPURCHASE AGREEMENT: 9.4%
17,292,000	Deutsche Bank Repurchase Agreement dated 9/29/2017, 1.05%, due 10/2/2017, $17,293,513 to be received upon repurchase (Collateralized by $22,727,700, Principal STRIP, 0.0%, Market Value plus accrued interest $17,810,826 due 2/15/2019 - 2/15/2031, 1.050%, 10/02/17	17,292,000	9.4
	Total U.S. Treasury Repurchase Agreement (Cost $17,292,000)	17,292,000	9.4

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 8.9%
8,500,000 (1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.920%, 10/02/17	8,500,000	4.6

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of September 30, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: (continued)
	Mutual Funds: 4.3%
8,000,000 (1)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 0.910%, 10/02/17	$8,000,000	4.3
	Total Investment Companies (Cost $16,500,000)	16,500,000	8.9
	Total Investments in Securities (Cost $96,737,156)	$96,737,156	52.3
	Assets in Excess of Other Liabilities	88,111,716	47.7
	Net Assets	$184,848,872	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Rate shown is the 7-day yield as of September 30, 2017.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2017
Asset Table
Investments, at fair value
U.S. Treasury Debt	$—	$14,450,732	$—	$14,450,732
U.S. Treasury Repurchase Agreement	—	17,292,000	—	17,292,000
Investment Companies	16,500,000	—	—	16,500,000
U.S. Government Agency Debt	—	48,494,424	—	48,494,424
Total Investments, at fair value	$16,500,000	$80,237,156	$—	$96,737,156

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Fund’s treasury repurchase agreement by counterparty which is subject to offset under a MRA as of September 30, 2017:
Counterparty	U.S. Treasury Repurchase Agreement, at fair value	Fair value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$17,292,000	$(17,292,000)	$—
Totals	$17,292,000	$(17,292,000)	$—

(1)
Collateral with a fair value of  $22,727,000 has been pledged in connection with the above treasury repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Cost of investments for federal income tax purposes is the same as for financial statement purposes.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163308          (0917-111717)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed in Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 7, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 7, 2017